Exhibit 10.29

Execution Version

AMENDED AND RESTATED LICENSE AGREEMENT

This AMENDED AND RESTATED LICENSE AGREEMENT (“Agreement”) is entered into as of the 16th day of May 2017 (“the Effective Date”), by and between  Dai Nippon Printing Co., Ltd., a corporation organized under the laws of Japan, with its principal place of business at 1-1-1, Ichigaya-Kagacho, Shinjuku-ku, Tokyo 162-8001, Japan (“DNP”) and Photronics DNP Mask Corporation (formerly known as Photronics Semiconductor Mask Coroporation), a corporation organized under the laws of the Republic of China (hereinafter “ROC” or “Taiwan”) , with its registered office at  1F, No. 2, Lising Road, Hsinchu City, Hsinchu Science Park, Taiwan, R.O.C  (“Company”).  Each of DNP and the Company is hereafter referred to as a “Party” and collectively the “Parties”.

RECITALS

WHEREAS, in order to integrate resources, reduce operating costs and expand the economic scale of each of DNP Photomask Technology Taiwan Co. Ltd.  (“DPTT”) and Photronics Semiconductor Mask Corp. which was the predecessor of the Company, DPTT agreed to enter into a Merger Agreement (“Merger Agreement”) with the Company as the surviving company;

WHEREAS, after the merger of DPTT into the Company, the Company  (a) became a joint venture entity directly or indirectly owned by Photronics, Inc., a corporation organized under the laws of the State of Connecticut, U.S.A. with its principal place of business at 15 Secor Road, Brookfield, Connecticut, U.S.A. (“Photronics”) and DNP as its shareholders; and (b) assumed all rights and obligations of DPTT by operation of the Business Mergers and Acquisitions Act of Taiwan, including, amongst others, the rights and obligations under the technology license agreement entered into by and between DNP and DPTT as of June 23, 2008, as amended as of June 23, 2011 and an agreed date prior to the Effective Date (collectively, the “Technology License Agreement”);

WHEREAS, in connection with the merger of DPTT into the Company, Photronics and DNP have entered into a Joint Venture Operating Agreement (“JV Operating Agreement”) dated as of 20th  day of November, 2013 and Joint Venture Framework Agreement (“JV Framework Agreement”) dated as of 20th  day of November, 2013.

WHEREAS, DNP who owns certain patents, patent applications, know how and invention disclosures with respect to the Licensed Products (defined below) desires to enter into this Agreement, pursuant to which DNP agrees to continue [***]  to the Company under such  subject to the terms and conditions herein;

WHEREAS, the Company wishes to continue using such license to make, use, distribute or otherwise dispose of Photomasks (as defined below);

WHEREAS, DNP and the Company are party to that certain License Agreement dated as of November 20, 2013, amended by the letter agreement dated as of March 14, 2014 and Amendment No.1 to License Agreement dated as of July 22, 2015 (the “Existing License Agreement”);

WHEREAS, in connection with the formation of a joint venture in PRC, Photronics and DNP, together with Photronics Singapore Pte, Ltd and DNP Asia Pacific Pte, Ltd., have entered into a Joint Venture Operating Agreement of Photronics DNP Mask Corporation Xiamen (“CJV Operating Agreement”) dated as of the 16th day of May, 2017.

WHEREAS, DNP and the Company desire to amend and restate the Existing License Agreement in its entirety on the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and intending to be legally bound, the Parties hereby agree as follows:

ARTICLE I.
DEFINITIONS

Section 1.1.  Certain Defined Terms.  The following terms shall have the meanings set forth below:

 “Affiliate” means, with respect to any Person (as hereinafter defined), any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such Person.  For the purposes of this definition, “control,” when used with respect to any specified Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of equity interests in such Person, by contract or otherwise; and the terms “controlling” and “controlled” have correlative meanings to the foregoing.

 “Agreement” has the meaning set forth in the introductory paragraph hereof.

“Business Day” means any day other than a Saturday, Sunday or any other day on which banks are authorized or required by law or other governmental action to close in Japan, Taiwan and the United States of America.

  “Control”, “Controlled” or “Controlling”, when used in reference to Know-how or Patent Rights, means the legal authority or right of a Party hereto (or any of its Affiliates) to [***]the other Party, or to otherwise [***] to such other Party, without breaching the terms of any agreement with a third party, or misappropriating the proprietary or trade secret information of a third party.

 “Effective Date” means the completion date of the merger contemplated under the Merger Agreement.

“Governmental Authority” means any nation, state, territory, province, county, city or other unit or subdivision thereof or any entity, authority, agency, department, board, commission, instrumentality, court or other judicial body authorized on behalf of any of the foregoing to exercise legislative, judicial, regulatory or administrative functions of or pertaining to government, and any governmental or non-governmental self-regulatory organization.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

“Know-how” means any and all [***] and [***]including without limitation all [***] and other [***] whether [***], provided, however, those which are of general public knowledge and/or those subject to the Patent Rights shall be excluded .

“Improvements” shall mean all [***]to the [***] including, but not limited to, [***]in the form of [***].

“License” has the meaning set forth in Section 2.1 herein.

“Licensed Know-how” means the Know-how set forth on [***]that are [***], and other [***].

“Licensed Patents” means the Patent Rights set forth on Exhibit B attached hereto that are owned or Controlled during the Term of this Agreement by DNP as well as any Patent Rights claiming priority in whole or part to any Patent Rights set forth on Exhibit B.

 “Licensed Products” means [***], to be [***] (i) under the License set forth herein which [***] and  (ii) under the Secondary License (as defined in Section 2.1(b) below ).

 “Order” means any judicial, administrative or arbitral judgment, order, award, writ, decree, injunction, lawsuit, proceeding or stipulation of any Governmental Authority.

“Party” and “Parties” have the meaning set forth in the introductory paragraph hereof.

“Patent Rights” means [***] and  any [***]regarding the same, as well as any [***] in the [***]in regard to  [***]thereof.

“Person” means any natural person, corporation, company, limited liability company, partnership (limited or general), joint venture, association, trust, unincorporated organization or other entity.

“Photomasks” means photomasks, [***]used in the [***].

“Photronics Xiamen” means an Affiliate of Photronics established in Xiamen, PRC.

“PRC” means the People's Republic of China (excluding Taiwan, Hong Kong Special Administrative Region and Macau Special Administrative Region).

“Term” means the period commencing upon the completion of the merger contemplated under the Merger Agreement and concluding upon termination of this Agreement pursuant to Article VII herein.

“Territory” means [***].

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

“[***]” means [***].

“[***]” means any [***]

Section 1.2.  Rules of Construction and Interpretation.

(a)          The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  The word “any” shall mean “any and all” unless otherwise clearly indicated by context.  Where either Party’s consent is required hereunder, except as otherwise specified herein, such Party’s consent may be granted or withheld in such Party’s sole discretion.

(b)          Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (ii) any reference to any laws herein shall be construed as referring to such laws as from time to time enacted, repealed or amended, (iii) any reference herein to any person shall be construed to include the person’s successors and assigns, (iv) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (v) all references herein to Articles, Sections or Exhibits, unless otherwise specifically provided, shall be construed to refer to Articles, Sections and Exhibits of this Agreement.

ARTICLE II.
GRANT OF LICENSE

Section 2.1.  License.  (a) In consideration for the royalty payments that have been made pursuant to the Technology License Agreement and other good and valuable consideration, (i) DNP hereby agrees to continue to [***]and hereby [***], and the Company agrees to [***]  (excluding [***]) within the [***]within or [***] in accordance with the terms and conditions hereof, effective from the [***]; and (ii) the Parties to this Agreement acknowledge that the [***]upon the [***] as of the date hereof.

(b)          In consideration for a royalty payment by the Company to DNP as set forth below in Section 2.1 (c) and other good and valuable consideration, DNP agrees to grant and hereby grants, and the Company agrees to accept and hereby accepts, a right to [***]within the [***]and within the scope of the Business set forth in Section 1.4 of the [***],  during the term of [***] and in accordance with the terms and conditions hereof, effective from the date hereof. For the [***]The Company shall [***] Notwithstanding the foregoing, the [***]set forth in Section 2 of the [***]shall be [***]from the [***]. Notwithstanding the immediately preceding sentence, in order for [***]in use by the [***]at the time of this Agreement may be [***]

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

(c)          As for [***]the Company will [***]to Company on a [***]will provide Company with the [***]    [***]   [***]hereby agrees that all [***] (ii) be subject to the resolution and approval of the board of directors and [***], and (iii) consistent with the terms and conditions of [***].

(d)          Company shall maintain, and shall have [***], for a period of at least [***]years, complete, accurate and sufficient records of any and all [***] and records which enable any [***]in accordance with this Agreement.  Upon [***], Company shall [***]as may be necessary to verify the compliance to this Agreement and accuracy of the [***]and [***]that Company [***]herein. Said [***].  Any such audit of the records will be at the [***] expense, except that if [***]then the expense of such audit will be borne by [***].

Section 2.2.  Technical Documents. DNP shall furnish the Company with the technical documents containing the Licensed Know-how by the method separately agreed between the Parties.

Section 2.3.   Improvements. If the Company wishes to obtain a license for any Improvements and developments relating to the Licensed Know-how or Licensed Patents which DNP obtains or comes into possession of during the Term of this Agreement in order to [***] the Company shall notify to DNP in writing of its request for the [***]subject to the terms and conditions of this Agreement by [***]For the avoidance of doubt, the terms and conditions of [***].

Section 2.4.  Subcontracting.  If the Company wishes to subcontract the [***], the Company shall [***]  The Company shall enter into a [***]so as to impose upon them the same obligations as the Company shall assume under this Agreement. The breach of the obligations hereunder by any Subcontractors (other than DNP) shall be deemed as the breach by the Company, and the Company shall be fully responsible for the breach by any Subcontractors (other than DNP).

Section 2.5.  Further License to Third Parties. (a) The Company acknowledges that DNP [***]provided however, during the term of the [***]Notwithstanding the foregoing, [***]

(b)          The Company acknowledges that DNP has the right to [***] provided however, during the term of the [***], to the extent that in case of  [***] in settlement of any dispute, claim, suit or demand made by DNP in respect of the [***] For the purpose of clarification, (i) [***]and (ii) the [***]Notwithstanding the foregoing, [***]

Section 2.6.  Marking.  In connection with the Company’s exercise of its rights under the License during the Term hereof, the Company shall comply with applicable patent marking laws with respect to the Licensed Patents, and as otherwise reasonably instructed by DNP.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Section 2.7.  Restrictions.  Except as otherwise provided in this Agreement, the Company hereby agrees that the Licensed Know-how that is licensed by DNP hereunder shall remain [***]The Company will [***]this Agreement. Nothing in the foregoing should restrict the Company from developing its own technology, provided that such development shall not be in breach of any obligations of the Company hereunder.

Section 2.8.  No Analysis. Without written permission from DNP, [***]hereunder. If such permission is granted, the [***]

Section 2.9 Blanks. Company currently [***]

ARTICLE III.
ROYALTIES

Section 3.1.   The Parties acknowledge and agree that the royalties in consideration for the [***]related thereto [***]in order to [***]in accordance with [***]Any other [***]to terms and condition negotiated by the Parties at the time of the request.

ARTICLE IV.
CONFIDENTIALITY

Section 4.1.  The Company agrees that during the Term hereof and thereafter, it shall keep the Licensed Know-how strictly confidential by employing appropriate measures and shall not, without prior written consent of DNP, [***].

Section 4.2.  Upon expiration or termination of this Agreement, the Company shall forthwith return or destroy in an appropriate manner, as requested by DNP, all documents and electronic data (including all copies, summaries, excerpts thereof) containing, or derived or produced partly or wholly from the Licensed Know-how.

Section 4.3.  The Company agrees to take all appropriate measures to comply with Article 4.1 above, including but not limited to the following: [***]

Section 4.4.  The Company agrees that in the event the Company has been conclusively proven to have [***].

ARTICLE V.
REPRESENTATIONS, WARRANTIES AND LIMITATION OF LIABILITY

Section 5.1.  Title and Contest.   DNP represents and warrants for a [***]Furthermore DNP hereby [***].

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Section 5.2.  Disclaimer. EXCEPT FOR THE EXPRESS LIMITED WARRANTY SET FORTH IN SECTION 5.1 ABOVE, THE LICENSED KNOW-HOW AND LICENSED PATENTS ARE PROVIDED “AS-IS” AND WITHOUT WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE. DNP SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF NONINFRINGEMENT, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE LICENSED KNOW-HOW AND LICENSED PATENTS LICENSED BY DNP HEREUNDER.

Section 5.3.  Non-contravention.  Each Party represents and warrants that the execution of this Agreement and the grant of the License hereunder will not conflict with, or result in any breach of or constitute a default under any contract by which that Party is bound, or violate or conflict with any Order.

Section 5.4.  No Challenge.  The Company agrees that at no time shall it challenge directly or indirectly or assist anyone else in challenging directly or indirectly the validity and/or enforceability of any claim of any of the Licensed Patents at any time.

Section 5.5.  Use of Licensed Patents; No Permitted Sublicensing.   The Company represents and warrants that it shall only [***]

Section 5.6.  Limitation of Liability.  IN NO EVENT WILL DNP HAVE ANY LIABILITY FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER FOR BREACH OF CONTRACT, TORT OR OTHERWISE, ARISING OUT OF OR RELATED TO THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO, LOSS OF ANTICIPATED PROFITS, LOSS OF DATA, OR LOSS OF USE, EVEN IF DNP HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE CUMULATIVE LIABILITY OF DNP FOR DAMAGES HEREUNDER WILL BE SUBJECT TO THE INDEMNIFICATION BASKET AND CAP ON LIABILITY AS SET FORTH IN THE JV FRAMEWORK AGREEMENT.

Section 5.7  Additional Information.   [***]will be provided by DNP upon Company’s request, provided that the Company will not disclose such basic information of the [***]

ARTICLE VI.
PROSECUTION AND MAINTENANCE AND ENFORCEMENT

Section 6.1.  Prosecution and Maintenance.  DNP shall have sole responsibility and discretion with respect to prosecution, issuance and maintenance of the Licensed Patents.

Section 6.2.  Enforcement.  During the Term, the Company shall promptly provide written notice to DNP of any infringement of any Licensed Patents of which it becomes aware, including in such notice a reasonable level of detail regarding such infringement.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Section 6.3.  Cost of Action.  Unless the Parties otherwise agree, the total cost of any such action commenced by DNP, shall be borne by DNP (but excluding fees and expenses charged by separate counsel, if any, engaged by the Company).  Except as the Parties may otherwise agree in writing, any damages or settlement payments resulting from any such action commenced as set forth above, whether in an out-of-court settlement or through legal adjudication of such action, and at any time, shall be retained by DNP.

Section 6.4.  Cooperation.  In any infringement action that DNP may institute pursuant to this Article 6 during the Term of this Agreement, the Company hereto shall, at the request of DNP and at DNP’s sole cost, cooperate reasonably in the prosecution of such action.

ARTICLE VII.
TERM; TERMINATION

Section 7.1.  Term.  The term of this Agreement shall commence on the Effective Date and, shall continue unless terminated in accordance with the provisions of Section 7.2.

Section 7.2.  Termination.

(a)          DNP shall have the right to forthwith terminate this Agreement in the event of: (i) [***]Upon such termination the Company will not[***]
Furthermore, DNP may terminate the [***]will be effective immediately by DNP giving written notice of termination to the Company.

(b)          Subject to Section 7.2(a), DNP shall have the right to terminate this Agreement by [***][***]Further, DNP will be entitled to terminate this Agreement if  (i) [***] (ii) [***] (iii) [***].

Subject to Section 7.2 (a), upon the termination under this Section 7.2(b), the Company and [***]

ARTICLE VIII.
MISCELLANEOUS

Section 8.1.  Export Control. In relation to the grant of license herein, the Company agrees to comply fully and have Photronics Xiamen comply fully, with all relevant export laws and regulations (“Export Laws”) to ensure that neither (i) the Licensed Product are exported or re-exported directly or indirectly in violation of Export Laws; nor (ii) used Licensed Know-how and Licensed Patents for any purposes prohibited by the Export Laws, including but not limited to military purposes. The Company will provide DNP with necessary documentation it needs in order to comply with any Export Laws it is subject to.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Section 8.2.  Publicity.  Except as otherwise required by law, legal process or stock exchange rules, neither Party shall issue any press release or make any public announcement or disclosure related to the Agreement or the transactions contemplated hereunder without the prior agreement of the other Party, including with respect to the content of such release, announcement or disclosure (and, with respect in any legally required announcement, DNP and the Company shall use all reasonable efforts to consult and agree with each other with respect to the content of any such required press release or other publicity).

Section 8.3.  Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given and effective (a) when delivered, if delivered in person, (b) when transmitted by telecopy (with confirmation of transmission received), (c) three (3) Business Days after mailing, if mailed by certified or registered mail (return receipt requested and obtained) or (d) one (1) Business Day after transmitted, if transmitted by a nationally recognized overnight courier to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Company

Photronics DNP Mask Corporation
1F, No. 2, Lising Road, Hsinchu City, Hsinchu Science Park,
Taiwan, R.O.C
Attention:  [***]
Facsimile: [***]

With a copy (which shall not constitute notice) to:

Photronics, Inc.
15 Secor Rd.
Brookfield, CT 06804 USA
Attention:  [***]
Facsimile: [***]

If to DNP

Dai Nippon Printing Co., Ltd.
1-1-1, Ichigaya-Kagacho, Shinjuku-ku, Tokyo 162-8001, Japan
Telephone: [***]Fax: [***]Attention:  [***]

With a copy (which shall not constitute notice) to:

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Lee and Li, Attorneys-at-Law
7F, 201 Tun Hua No. Road
Taipei, Taiwan 10508, the Republic of China
Telephone: [***] Fax: [***]Attention：[***]
Email: [***]

and/or to such other respective addresses and/or addressees as may be designated by notice given in accordance with the provisions of this Section 8.3.

Section 8.4.  Expenses.  Except as otherwise expressly set forth in this Agreement, each Party hereto shall bear all fees and expenses incurred by such Party in connection with, relating to or arising out of the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and thereby, including financial advisors’, attorneys’, accountants’ and other professional fees and expenses.

Section 8.5.  Entire Agreement.  This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous agreements, arrangements or understandings between them relating to the subject matter hereof.  For the avoidance of doubt, the Technology License Agreement was superseded and replaced by the Existing License Agreement upon the completion of the merger contemplated under the Merger Agreement and shall be superseded and replaced by this Agreement in accordance with Section 2.1(a) above. Each exhibit hereto shall be considered incorporated into this Agreement.

Section 8.6.  Non-Waiver.  The failure in any one or more instances of a Party to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege in this Agreement conferred, or the waiver by said Party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.  No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving Party.

Section 8.7.  Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.  If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only as broad as is enforceable.

Section 8.8.  Binding Effect; Benefit.  This Agreement shall inure to the benefit of and be binding upon the Parties, and their successors and permitted assigns.  Nothing in this Agreement, express or implied, is intended to confer on any Person other than the Parties, and their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, including third party beneficiary rights.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Section 8.9.  Assignability.  The Company shall not assign, pledge or otherwise dispose of its rights or delegate its obligations under this Agreement in whole or in part without the prior written consent of DNP.

Section 8.10.  Amendments.  This Agreement shall not be modified or amended except pursuant to an instrument in writing executed and delivered on behalf of each of the Parties.

Section 8.11.  Headings.  The headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

Section 8.12.  Governmental Reporting.  Anything to the contrary in this Agreement notwithstanding, nothing in this Agreement shall be construed to mean that a Party or other Person must make or file, or cooperate in the making or filing of, any return or report to any Governmental Authority in any manner that such Person or such Party reasonably believes or reasonably is advised is not in accordance with applicable laws.

Section 8.13.  Survival. The terms and conditions of Article I (to the extent necessary to give effect to this Section 8.13), Section 2.1(d), Section 2.7, 2.8, Article III, Article IV, Article V and Sections 7.2, 8.1, 8.3, 8.5, 8.6, 8.7, 8.8, 8.9, 8.10, 8.11, 8.13, 8.15, 8.16, 8.17 and 8.18 of this Agreement shall survive any termination hereof.

Section 8.14.  Relationship of Parties.  Neither Party has any express or implied authority to assume or create any obligations on behalf of the other or to bind the other to any contract, agreement or undertaking with any third party.

Section 8.15.  Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of Taiwan without reference to the choice of law principles thereof.

Section 8.16.  Arbitration. In the event of any dispute, controversy or claim arising out of or in connection with this Agreement (each, a “Dispute”), the Parties shall use their reasonable efforts to resolve such Dispute within a period of ninety (90) days commencing from either Party’s receipt of a notice from the other Party stating the existence of a Dispute. In the event any such Dispute is not resolved, either Party may refer such Dispute to arbitration in Taipei, Taiwan before one (1) arbitrator appointed in accordance with the ROC Arbitration Law and the Arbitration Rules of the ROC Arbitration Association. The arbitration proceeding shall be conducted in English. The award thereof shall be final and binding upon the Parties hereto.  Judgment upon such award may be entered in any court having jurisdiction thereof.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Section 8.17.  Equitable Relief.  The Company acknowledges and agrees that damages alone would be insufficient to compensate DNP for a breach by the Company of this Agreement and that irreparable harm would result from a breach of this Agreement.  The Company hereby consents to the entering of an order for injunctive relief to prevent a breach or further breach, and the entering of an order for specific performance to compel performance of any obligations under this Agreement.

Section 8.18.  Language.  The official language of this Agreement exclusively shall be, and all communications and agreements between the Parties exclusively shall be made in, the English language.  The Parties hereto waive any rights they may have under any other law to have this Agreement written in another language, and any translation of this Agreement will be solely for the convenience of the Parties.

Section 8.19.  Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement.

(Signature Page Follows)

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

IN WITNESS WHEREOF, intending to be legally bound, the Parties have executed this Agreement as of the Effective Date.

Dai Nippon Printing Co., Ltd.

By:

Name:	[***]

Title:	[***]

Photronics DNP Mask Corporation

By:

Name:	[***]

Title:	[***]

License Agreement (DNP – PSMC) Signature Page

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

EXHIBIT A-1

[***]TABLES REMOVED

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

EXHIBIT B

LICENSED PATENTS

[***]

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.